Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND

Administrator Class

Supplement dated July 1, 2010, to the Prospectus dated October 1, 2009, as previously supplemented on December 1, 2009, January 5, 2010, January 13, 2010, and June 21, 2010.

This supplement contains important information about the above referenced Fund.

Fund shareholders have approved the proposed reorganization of the Fund into the Wells Fargo Advantage Total Return Bond Fund.   Effective July 1, 2010, we will re-allocate the Fund’s assets to align the Fund’s investments with the investments of Wells Fargo Advantage Total Return Bond Fund. Accordingly, the Fund will withdraw its investments from the Managed Fixed Income Portfolio and the Inflation-Protected Bond Portfolio and invest the proceeds in interests of the Total Return Bond Portfolio. Until the reorganization occurs, the Fund may not achieve its objective.   As a result, the paragraphs under the heading “Principal Investment Strategies” and the table under the heading “Portfolio Allocation and Management” in the Section of the Prospectus entitled “The Funds— Diversified Bond Fund” are hereby deleted and replaced with the following:

Principal Investment Strategies

The Fund is a gateway fund that may use a “multi-style” fixed income investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. Currently, the Fund’s portfolio uses the fixed income investment style of one master portfolio, the Total Return Bond Portfolio. We may invest in additional or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities. More information about the investment strategies of this master portfolio is located under “Master/Gateway Structure”

We consider the Fund’s absolute level of risk, as well as its risk relative to its benchmark, in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in the master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Portfolio Allocation and Management

The following table provides current percentage breakdowns of Fund assets across master portfolio(s). Please see “Master/Gateway Structure” for more information on these master portfolios.

Investment Style/Portfolio	Allocation	Sub-Adviser to the Master Portfolio
Diversified Bond Style
Total Return Bond Portfolio	100%	Wells Capital Management Incorporated

Total Fund Assets	100%

IFAM070/P1003S2